EXECUTION COPY

FIRST AMENDMENT dated as of December 14, 2001, (this “Amendment”) to the CREDIT AGREEMENT dated as of June 18, 2001 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MILLENNIUM AMERICA INC., a Delaware corporation (“Millennium America”); MILLENNIUM INORGANIC CHEMICALS LIMITED, a corporation organized under the laws of England (“MICL”); the other BORROWING SUBSIDIARIES from time to time party thereto; MILLENNIUM CHEMICALS INC., a Delaware corporation (“Millennium”), as Guarantor; the lenders from time to time party thereto (the “Lenders”); the Issuing Banks from time to time party thereto; BANK OF AMERICA, N.A., as Syndication Agent; and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”).

                 WHEREAS, Millennium, Millennium America and MICL have requested that certain provisions of the Credit Agreement be modified in the manner provided in this Amendment, and the undersigned Lenders are willing to agree to such modification on the terms and subject to the conditions set forth herein;

                 NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, Millennium, Millennium America, MICL and the undersigned Lenders hereby agree as follows:

                 SECTION 1. Defined Terms. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement as amended hereby.

                 SECTION 2. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by:

                 (a) amending the definition of “Applicable Rate” as follows:

                          (i) by replacing the Term Loan pricing table with the following pricing table:

“Term Loan

---------------- ----------------------------------- ------------------------------ ----------------------
   Category                Leverage Ratio                 LIBOR/NIBOR Margin             ABR Spread
---------------- ----------------------------------- ------------------------------ ----------------------
       1             Less than or equal to 3.5                  2.250%                     1.250%
---------------- ----------------------------------- ------------------------------ ----------------------
       2             Greater than 3.5 and less                  2.500%                     1.500%
                        than or equal to 4.0
---------------- ----------------------------------- ------------------------------ ----------------------
       3                  Greater than 4.0                      3.000%                     2.000%"
---------------- ----------------------------------- ------------------------------ ----------------------

                          (ii) by replacing the words “Category 4 under the Term Loan table” in the proviso thereof with the following words “Category 3 under the Term Loan table”.

                 (b) amending Subsection (a) of the definition of “Collateral Requirement” as follows:

                          (i) by inserting immediately prior to the second parenthetical therein the following words:

"or any other Person the Equity Interests of which are permitted to be subject to Liens pursuant to Section 6.01(r)";

                          (ii) by inserting at the end of the third parenthetical thereof the following words:

“or in the Equity Interests in the Persons referred to in clause (D) below, which are pledged hereunder only to the extent provided in clause (D) below”;

                          (iii) by inserting a new clause (D) thereof as follows:

“(D) all the outstanding Equity Interests in Persons owned directly or indirectly by Millennium or any Subsidiary, the Equity Interests of which are permitted to be subject to Liens under Section 6.01(r) (which pledge shall be limited to the right to receive distributions made by such Person)"; and

                          (iv) by relettering the old clauses (D) and (E) as (E) and (F), respectively.

                 (b) amending the definition of “EBITDA” by replacing subsection (d) thereof with “(d) solely for purposes of determining compliance with Sections 6.11 and 6.12 hereof, but not for any other purpose, (i) up to $30,000,000 of nonrecurring charges recorded in the fiscal year ending December 31, 2001, (ii) nonrecurring cash charges recorded after December 31, 2001 not to exceed $50,000,000 recorded in any fiscal year or $75,000,000 in the aggregate, and (iii) nonrecurring noncash charges, in each case for write-offs of goodwill of Millennium or Equistar or plant or office closures.”

                 (c) amending the definition of “Net Cash Proceeds” by deleting “US$2,500,000” in clause (x) thereof and replacing it with “US$5,000,000".

                 SECTION 3. Amendment to Section 5.10(b). Section 5.10(b) of the Credit Agreement is hereby deleted in its entirety and replaced with:

                 “(b) Millennium will furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party's corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of any Loan Party's chief executive office, principal place of business or jurisdiction of organization (including any such change resulting from any merger or consolidation involving such Loan Party), (iii) in any Loan Party's identity or corporate structure, (iv) in any Loan Party's Federal Taxpayer Identification Number or (v) in the ownership of any Equity Interests pledged under the Pledge Agreement. Millennium agrees not to effect or permit any change referred to in the preceding sentence unless all filings under the UCC or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral have been made. Millennium also agrees promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.”

                 SECTION 4. Amendment to Section 6.01. (a) Section 6.01(q) of the Credit Agreement is hereby deleted in its entirety and replaced with:

                 “(q) Liens on assets of Foreign Subsidiaries securing Indebtedness permitted under Section 6.03(e) and Sections 6.08(b)(iv) and (v); and”

                 (b) Section 6.01(r) of the Credit Agreement is hereby amended by deleting the word “or” immediately preceding “(ii)” and adding immediately before the semicolon at the end the following words “or (iii) any first offer obligation or right of first refusal with respect to Equity Interests with an initial book value plus subsequent equity contributions not to exceed $75,000,000 in the aggregate, held by Millennium, Millennium America or any Subsidiary, pursuant to any partnership agreement, joint venture agreement or other agreement related to such partnership or joint venture agreement entered into by Millennium, Millennium America or any Subsidiary for purposes of effecting joint venture transactions otherwise permitted under the terms of this Agreement”.

                 (c) deleting the proviso at the end of Section 6.01 and replacing it with the following proviso:

                 “provided that, except as expressly provided in 6.01(r) above, none of the foregoing exceptions shall permit Millennium America, Millennium or any Material Subsidiary to incur, create, assume or permit to exist any consensual Lien on the capital stock owned by it of any Subsidiary.”

                 SECTION 5. Amendment to Section 6.02. Section 6.02 of the Credit Agreement is hereby amended by deleting “$50,000,000” in the first sentence thereof and replacing it with “US$100,000,000”.

                 SECTION 6. Amendment to Section 6.03(e). Section 6.03(e) of the Credit Agreement is hereby amended by deleting “$100,000,000” and replacing it with “US$150,000,000”.

                 SECTION 7. Amendment to Section 6.05(d). Section 6.05(d) of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

         “; provided that Millennium or any Domestic Subsidiary may sell or transfer Equity Interests in any Foreign Subsidiary to another Foreign Subsidiary if immediately after giving effect to such sale or transfer the Collateral Requirement shall be satisfied.”

                 SECTION 8. Amendment to Section 6.07(a). Section 6.07(a) of the Credit Agreement is hereby amended by deleting the words “not greater than those paid by Millennium during its fiscal year ended December 31, 2000” in the first parenthetical thereof and replacing it with the words “not greater than US$0.15 per share per fiscal quarter”.

                 SECTION 9. Amendment to Section 6.11. Section 6.11 of the Credit Agreement is hereby deleted in its entirety and replaced with:

                 “SECTION 6.11. Leverage Ratio. Permit the Leverage Ratio of Millennium and its Subsidiaries on a consolidated basis on the last day of any fiscal quarter ending during any period set forth below to be in excess of the ratio set forth below opposite such period:

Period                                                       Ratio
------                                                       -----
October 1, 2001 through December 31, 2001                    6.50 to 1.00
January 1, 2002 through June 30, 2002                        6.75 to 1.00
July 1, 2002 through September 30, 2002                      6.50 to 1.00
October 1, 2002 through December 31, 2002                    6.00 to 1.00
January 1, 2003 through March 31, 2003                       5.00 to 1.00
April 1, 2003 through December 31, 2003                      4.25 to 1.00
January 1, 2004 and thereafter                               4.00 to 1.00”

                 SECTION 10. Amendment to Section 6.12. Section 6.12 of the Credit Agreement is deleted in its entirety and replaced with:

                 “SECTION 6.12. Interest Coverage Ratio. Permit the Interest Coverage Ratio of Millennium and its Subsidiaries for any period of four consecutive fiscal quarters ending during a period set forth below to be less than the ratio set forth opposite such period below:

Period                                                       Ratio
------                                                       -----
October 1, 2001 through December 31, 2002                    2.00 to 1.00
January 1, 2003 through December 31, 2003                    2.50 to 1.00
January 1, 2004 and thereafter                               3.00 to 1.00"

                 SECTION 11. Amendment to Section 10.14(a). Section 10.14(a) of the Credit Agreement is hereby amended by inserting immediately after the first parenthetical therein the following:

         “, or any Equity Interests in any Foreign Subsidiary to be sold or transferred in a transaction expressly permitted by the proviso to Section 6.05(d),”.

                 SECTION 12. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Millennium represents and warrants that, after giving effect to this Amendment:

                 (a) The representations and warranties set forth in Article III of the Credit Agreement, as amended by this Amendment, are true and correct on and as of the date of this Amendment, with all references to “this Agreement” being deemed to refer to the Credit Agreement as amended by this Amendment;

                 (b) No Default or Event of Default has occurred and is continuing; and

                 (c) This Amendment has been duly executed and delivered by the Millennium, Millennium America and MICL and each of this Amendment and the Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of each of Millennium, Millennium America and MICL, enforceable against each of them in accordance with its terms.

                 SECTION 13. Amendment Fee. Millennium America agrees to pay to the Administrative Agent, for the account of each Lender that shall have executed and delivered to the Administrative Agent a counterpart of this Amendment, a nonrefundable amendment fee equal to 0.25% of the aggregate amount of such Lender's Term Loans and Revolving Commitment, whether used or unused, on the date hereof, payable in immediately available funds.

                 SECTION 14. Conditions to Effectiveness. This Amendment shall become effective on the date on which (i) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Millennium, Millennium America, MICL, the Required Lenders and the Administrative Agent and (ii) the Administrative Agent shall have received the Amendment Fees payable to the Lenders under Section 13.

                 SECTION 15. Effect of Amendment. On and after the date of effectiveness of this Amendment (the “Amendment Effective Date”), each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Millennium, Millennium America or MICL to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Documents in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

                 SECTION 16. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                 SECTION 17. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                 SECTION 18. Headings. Section headings used herein are for convenience of reference only, are not part of, and are not to be taken into consideration in interpreting, this Amendment.

                 SECTION 19. Expenses. Millennium America shall reimburse the Administrative Agent for its expenses in connection with this Amendment as separately agreed with the Administrative Agent, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore.

                 IN WITNESS WHEREOF, the Millennium, Millennium America, MICL, the Administrative Agent and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                                                 MILLENNIUM CHEMICAL INC.,

                                                     By
                                                          ___________________________
                                         Name:
                                                          Title:

                                                 MILLENNIUM AMERICA INC.,

                                                     By
                                                          ___________________________
           Name:
                                                          Title:

                                                 MILLENNIUM INORGANIC CHEMICALS LIMITED,

                                                     By
                                                          ___________________________
           Name:
                                                          Title:

                                                 JPMORGAN CHASE BANK, (formerly known
                                                 as THE CHASE MANHATTAN BANK),
                                                 individually and as Administrative Agent,

                                                     By
                                                          ___________________________
           Name:
                                                          Title:

                                                 To Approve the First Amendment dated as of
                                                 December 14, 2001 to the Credit Agreement

                                                 Name of Institution:

                                                 _____________________________________

                                                     By
                                                          ___________________________
           Name:
                                                          Title: